EXHIBIT 99

                                  EXHIBIT INDEX

    The following exhibits and financial statement schedules are filed as a part of this Registration Statement. Certain of these exhibits are incorporated by reference as indiciated. Items marked with an asterisk (*) are filed herewith.

Exhibit No.                                                   Exhibit

       UNDERWRITING AGREEMENT:

* 1.A Underwriting Agreement between Farmland Industries, Inc. and Farmland Securities Company, dated December 6, 1989.

*      1.A(1)  Amendment, dated December 5, 1994, to the agreement, dated
               December 6, 1989 between Farmland Industries, Inc. and Farmland Securities Company.

* 1.B Sales Agency Agreement between Farmland Industries, Inc. and American Heartland Investment, Inc., dated December 29, 1993.

       ARTICLES OF INCORPORATION AND BYLAWS:

  3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 1, 1993. (Incorporated by Reference - Form 10-K, filed November 29, 1994)

       INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
INDENTURES:

  4.(i)A Trust Indenture dated November 20, 1981, as amended January 4, 1982, including specimen of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No.2-75071, effective January 7, 1982)

  4.(i)B Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 10-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

       4.(i)B(1)   Amendment Number 2, dated December 3, 1991, to Trust
                   Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 10-Year Subordinated
                   Capital Investment Certificates.  (Incorporated by Reference
                   - Form SE, dated December 3, 1991)

  4.(i)C Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 5-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

       4.(i)C(1)   Amendment Number 2, dated December 3, 1991, to Trust
                   Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 5-Year Subordinated
                   Capital Investment Certificates.  (Incorporated by Reference
                   - Form SE, dated December 3, 1991)

  4.(i)D Trust Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985, including specimen of 10-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

  4.(i)E Trust Indenture dated November 11, 1985 including specimen of the 5-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 33-1970, effective December 31, 1985)

       INSTRUMENTS DEFINING RIGHTS OF OWNERS OF INDEBTEDNESS NOT REGISTERED:

  4.(ii)A Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 20-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

       4.(ii)A(1)  Amendment Number 2, dated December 3, 1991, to Trust
                   Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 20-Year Subordinated Capital Investment Certificates. (Incorporated by Reference
                   - Form SE, dated December 3, 1991)

  4.(ii)B Credit Agreement among Farmland Industries, Inc., as Borrower, ABN Amro Bank N.V., The Bank of Nova Scotia, Boatmen's First National Bank of Kansas City, The Chase Manhattan Bank, N.A., Commerce Bank of Kansas City, N.A., NBD Bank, N.A., as Banks and The National Bank for Cooperatives, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Banks and as Co-Agents, dated May 19, 1994, (the "Syndicated Credit Facility").
           (Incorporated by Reference - Form 10-Q filed July 14, 1994)

       4.(ii)B(1)  List identifying contents of all omitted schedules referenced in and not filed with, the Syndicated Credit Facility, dated May 19, 1994. (Incorporated by Reference - Form 10-Q, filed July 14, 1994)

* 5.   Opinion re Legality

       MATERIAL CONTRACTS:

           LEASE CONTRACTS:

 10.(i)A The First National Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. consummated a leveraged lease in the amount of $73,153,000 dated September 6, 1991. (Incorporated by Reference - Form SE, filed December 3, 1991)

 10.(i)B The First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. consummated a leveraged lease in the amount of $51,909,257.90 dated March 17, 1977. (Incorporated by Reference - Form S-1, No.2-60372, effective December 22, 1977)

       MANAGEMENT REMUNERATIVE PLANS:

 10.(ii)(A)(1)     Annual Employee Variable Compensation Plan (September 1,
                   1994 - August 31, 1995).  (Incorporated by Reference - Form
                   10-K, filed November 29, 1994)

 10.(ii)(A)(2)     Farmland Industries, Inc. Management Long-Term Incentive
                   Plan (Effective September 1993) (Incorporated by Reference -
                   Form 10-K, filed November 29, 1993).

*12.   Computation of Ratios

*21.   Subsidiaries of the Registrant

       CONSENTS OF EXPERTS AND COUNSEL:

*23.A  Independent Auditors' Consent and Report on Schedules

*23.B  Consent of Legal Counsel

*23.C  Consent of Special Tax Counsel

*23.D  Consent of Qualified Independent Underwriter

 24 Power of Attorney (Incorporated by Reference - Form 10-K, filed November 29, 1994)

*25.A Statement of Eligibility of Trustee and Qualification of UMB Bank, National Association as Trustee, Form T-1.

*25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank of Kansas City, National Association as Trustee, Form T-1.